                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 16, 2003

                      MEDICAL LICENSING INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                       333-64430                330820923
 ---------------------------      ----------------------    --------------------
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer of
      incorporation)                                         Identification No.)

  400 Jean-Lesage Blvd., Suite 045, Quebec, Quebec                 G1K 8W1
  ------------------------------------------------                 -------
     (Address of principal executive offices)                     (Zip Code)

                                 (418) 380-8911
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              (Registrant's telephone number, including area code)


          300 St. Sacrement Street, Suite 414, Montreal, Quebec H2Y 1X4
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        (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

Effective September 16, 2003 we entered into a Software License Agreement (the "License Agreement") with 3720161 Canada Corporation, a Canadian corporation doing business under the name of Mobilair Integration ("Mobilair"). Mobilair is a leading developer of technological solutions (hardware and software) that integrate new concepts for public safety and security management systems. The
License Agreement provides us with an exclusive, worldwide, royalty-free, perpetual license to use, offer and distribute Mobilair's software for public safety and security management systems and all modifications, enhancements, and replacements thereof and additions thereto related to the public safety and security market. The public safety and security market is the market covering police, fire, ambulance and environmental services provided by federal, state, provincial, municipal or local public authorities. In consideration of the grant of the License, we agreed to issue to Mobilair and certain of its employees, 12,900,000 shares and 1,000,000 shares, respectively, of our restricted common stock.

Effective September 24, 2003 our board of directors was increased from one to five members and Gilles Cloutier resigned as our sole executive officer. Daniel Veilleux, Louis Lessard, Jean Guy Lambert, and Stuart Gauld were appointed as directors to fill the vacancies created by the increase in the size of the board. Daniel Veilleux was appointed as our president and chief executive officer, Bruno Lemay as our treasurer and chief financial officer and Mario
Jacob as our secretary to fill the vacancies created by Mr. Cloutier's resignation. Mr. Veilleux is the founder, principal shareholder and president of Mobilair.

ITEM 7.  EXHIBITS


      Exhibits filed as part of this Report are as follows:

Exhibit 10.1. Software License Agreement dated as of September 16, 2003 between Registrant and 3720161 Canada corporation.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDICAL LICENSING INTERNATIONAL CORP.


Dated: September 30, 2003,          By: /s/ Mario Jacob
                                        -------------------------------
                                        Mario Jacob, Secretary